UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group® Government Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	October 31, 2013

Item 1. Schedule of Investments.

Schedule of investments
Delaware Core Plus Bond Fund	October 31, 2013 (Unaudited)

	Principal amount°	Value (U.S. $)
Agency Collateralized Mortgage Obligations – 3.87%
Fannie Mae Grantor Trust
Series 2002-T1 A2 7.00% 11/25/31	52,741	$62,868
Fannie Mae Interest Strip
Series 35 2 12.00% 7/1/18	18,284	20,485
Fannie Mae REMICs
Series 1988-15 A 9.00% 6/25/18	371	413
Series 1996-46 ZA 7.50% 11/25/26	61,925	71,376
Series 2002-83 GH 5.00% 12/25/17	208,077	221,092
Series 2011-80 CB 4.00% 8/25/26	1,953,713	2,061,458
Series 2012-122 SD 5.93% 11/25/42•~	223,576	55,530
Series 2012-124 SD 5.98% 11/25/42•~	314,728	75,386
Series 2013-26 ID 3.00% 4/25/33~	304,224	53,326
Series 2013-38 AI 3.00% 4/25/33~	305,795	49,507
Series 2013-44 DI 3.00% 5/25/33~	903,552	158,135
Fannie Mae Whole Loan
Series 2002-W1 2A 6.69% 2/25/42•	69,187	82,305
Freddie Mac REMICs
Series 2557 WE 5.00% 1/15/18	175,414	186,469
Series 3173 PE 6.00% 4/15/35	60,041	60,999
Series 3656 PM 5.00% 4/15/40	235,000	257,442
Series 4148 SA 5.926% 12/15/42•~	370,530	87,809
Series 4185 LI 3.00% 3/15/33~	226,415	39,801
Series 4191 CI 3.00% 4/15/33~	97,337	15,281
Freddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42t	27,372	32,292
GNMA
Series 2010-42 PC 5.00% 7/20/39	545,000	611,966
Series 2010-113 KE 4.50% 9/20/40	245,000	267,725
NCUA Guaranteed Notes Trust
Series 2010-C1 A2 2.90% 10/29/20	80,000	83,327
Total Agency Collateralized Mortgage Obligations (cost $4,489,288)		4,554,992

Agency Mortgage-Backed Securities – 25.50%
Fannie Mae
2.27% 1/1/23	212,174	200,417
4.50% 5/1/41	87,130	91,864
10.50% 6/1/30	10,627	10,917
Fannie Mae ARM
2.418% 5/1/43 •	74,127	73,711
2.484% 11/1/35 •	42,650	45,079
2.527% 7/1/36 •	60,639	65,811
2.546% 6/1/43 •	24,988	25,013
3.293% 9/1/43 •	92,857	95,878

NQ-023 [10/13] 12/13 (11739)     1

Schedule of investments
Delaware Core Plus Bond Fund

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae ARM
5.142% 8/1/35 •	20,496	$21,986
Fannie Mae S.F. 15 yr
2.50% 7/1/27	16,393	16,589
2.50% 2/1/28	358,040	362,341
2.50% 5/1/28	48,313	48,864
3.00% 11/1/27	54,122	56,296
3.50% 7/1/26	116,586	123,221
4.00% 11/1/25	224,262	240,038
4.50% 4/1/18	10,851	11,534
5.00% 5/1/21	66,465	70,938
8.00% 10/1/16	23,541	24,624
Fannie Mae S.F. 15 yr TBA
2.50% 11/1/28	3,081,000	3,111,810
3.00% 1/1/27	3,718,000	3,842,321
3.50% 1/1/26	1,909,000	2,005,196
Fannie Mae S.F. 20 yr
3.00% 8/1/33	46,440	46,876
3.00% 9/1/33	87,307	88,128
3.50% 9/1/33	50,444	52,508
5.00% 11/1/23	8,691	9,440
5.50% 8/1/28	166,199	181,774
5.50% 12/1/29	14,481	15,841
Fannie Mae S.F. 30 yr
3.00% 10/1/42	42,003	41,483
3.00% 12/1/42	184,688	182,432
3.00% 7/1/43	157,952	156,195
3.50% 7/1/42	13,512	13,871
3.50% 6/1/43	36,387	37,369
4.00% 11/1/40	45,049	47,493
4.00% 1/1/41	211,478	222,981
4.00% 9/1/41	30,532	32,173
4.00% 3/1/42	272,378	287,128
4.00% 1/1/43	101,668	107,157
4.50% 7/1/36	35,271	37,752
4.50% 4/1/40	41,646	44,556
4.50% 11/1/40	106,475	114,074
4.50% 2/1/41	50,050	53,640
4.50% 3/1/41	218,051	233,733
4.50% 5/1/41	35,672	38,322
4.50% 10/1/41	127,810	137,101
4.50% 11/1/41	114,246	122,481
4.50% 9/1/43	92,546	99,374

2     NQ-023 [10/13] 12/13 (11739)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
5.50% 5/1/35	42,622	$46,862
5.50% 5/1/36	13,165	14,357
5.50% 8/1/37	26,910	29,336
8.00% 2/1/30	19,583	20,171
10.00% 7/1/20	4,844	5,594
10.00% 5/1/22	4,482	5,020
10.00% 2/1/25	77,227	86,921
Fannie Mae S.F. 30 yr TBA
3.00% 11/1/43	5,131,000	5,062,854
3.50% 1/1/42	3,389,000	3,456,251
4.00% 1/1/41	3,421,000	3,581,894
4.50% 1/1/40	1,931,000	2,056,515
4.50% 12/1/40	500,000	533,984
Freddie Mac
4.50% 1/1/41	160,747	169,251
Freddie Mac ARM
2.498% 7/1/36 •	30,191	32,205
2.674% 10/1/36 •	54,574	58,247
Freddie Mac S.F. 15 yr
5.00% 6/1/18	28,275	29,995
Freddie Mac S.F. 30 yr
3.00% 10/1/42	81,581	80,221
3.00% 11/1/42	111,910	110,128
4.00% 11/1/40	75,743	79,458
4.50% 10/1/39	147,393	157,238
4.50% 3/1/42	455,585	486,449
4.50% 10/1/43	42,954	45,864
6.00% 8/1/38	237,220	259,290
8.00% 5/1/31	82,765	96,134
10.00% 1/1/19	7,372	8,337
11.50% 6/1/15	607	617
11.50% 8/1/15	403	405
11.50% 2/1/16	3,590	3,668
11.50% 3/1/16	919	938
Freddie Mac S.F. 30 yr TBA
5.50% 1/1/38	377,000	408,014
GNMA I GPM 30 yr
12.25% 3/15/14	871	875
GNMA I S.F. 15 yr
6.50% 7/15/14	9,369	9,391
GNMA I S.F. 30 yr
7.50% 1/15/32	9,832	11,973

NQ-023 [10/13] 12/13 (11739)     3

Schedule of investments
Delaware Core Plus Bond Fund

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
GNMA I S.F. 30 yr
8.00% 5/15/30	12,733	$13,101
9.50% 10/15/19	2,648	2,661
9.50% 8/15/21	8,766	10,114
9.50% 3/15/23	11,685	12,731
10.00% 9/15/18	6,421	6,455
11.00% 8/15/15	1,085	1,090
12.00% 4/15/14	932	934
12.00% 5/15/14	349	353
12.00% 6/15/14	150	150
12.00% 3/15/15	652	656
12.00% 5/15/15	2,043	2,051
12.00% 6/15/15	6,930	7,046
12.50% 1/15/16	9,680	9,861
GNMA II S.F. 30 yr
7.50% 9/20/30	14,601	17,582
8.00% 6/20/30	8,169	9,799
10.00% 11/20/15	155	158
10.00% 5/20/19	937	956
10.00% 6/20/20	3,141	3,606
10.00% 8/20/20	1,662	1,927
10.00% 1/20/21	2,468	2,888
10.00% 2/20/21	7,886	9,054
10.00% 5/20/21	3,249	3,792
10.00% 6/20/21	497	540
10.50% 3/20/16	372	386
10.50% 1/20/18	271	277
10.50% 12/20/18	312	355
10.50% 2/20/19	118	119
10.50% 6/20/19	346	397
10.50% 9/20/19	327	379
10.50% 5/20/20	5,312	5,449
10.50% 8/20/20	459	462
10.50% 10/20/20	4,342	5,061
10.50% 2/20/21	17,728	17,829
11.00% 5/20/15	188	189
11.00% 7/20/19	428	431
12.00% 4/20/14	55	55
12.00% 5/20/15	59	60
12.50% 12/20/13	39	39
12.50% 5/20/14	68	69
12.50% 7/20/15	204	205
Total Agency Mortgage-Backed Securities (cost $29,814,677)		30,046,054

4     NQ-023 [10/13] 12/13 (11739)

	Principal amount°	Value (U.S. $)
Commercial Mortgage-Backed Securities – 1.70%
Bear Stearns Commercial Mortgage Securities
Series 2005-T20 A4A 5.14% 10/12/42•	60,000	$64,057
Series 2006-PW12 A4 5.711% 9/11/38•	55,000	60,346
Commercial Mortgage Pass Through Certificates
Series 2005-C6 A5A 5.116% 6/10/44t•	95,000	100,621
Series 2013-CR8 A5 3.612% 6/10/46t•	70,000	70,669
Series 2013-CR12 A4 4.046% 10/10/46	55,000	56,788
Credit Suisse Commercial Mortgage Trust
Series 2006-C1 AAB 5.39% 2/15/39•	42,312	43,136
FREMF Mortgage Trust
Series 2012-K21 B 144A 3.939% 7/25/45#•	105,000	98,374
Goldman Sach Mortgage Securities II
Series 2010-C1 A2 144A 4.592% 8/10/43#	245,000	270,361
Series 2010-C1 C 144A 5.635% 8/10/43#•	150,000	165,468
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	48,762	49,391
Series 2005-C3 B 4.895% 7/15/40•	60,000	61,948
Merrill Lynch Mortgage Trust
Series 2005-CIP1 A2 4.96% 7/12/38	52,770	53,048
Morgan Stanley Capital I
Series 2005-HQ7 5.206% 11/14/42•	480,000	473,937
Timberstar Trust
Series 2006-1A A 144A 5.668% 10/15/36#	185,000	203,461
WF-RBS Commercial Mortgage Trust
Series 2012-C9 A3 2.87% 11/15/45	130,000	124,670
Series 2013-C11 A5 3.071% 3/15/45	115,000	111,642
Total Commercial Mortgage-Backed Securities (cost $1,997,738)		2,007,917

Convertible Bonds – 0.77%
Advanced Micro Devices 6.00% exercise price $28.08,
expiration date 4/30/15	22,000	22,962
Alaska Communications Systems Group 144A 6.25%
exercise price $10.28, expiration date 4/27/18#	24,000	20,760
Alere 3.00% exercise price $43.98, expiration date 5/15/16	22,000	24,131
Ares Capital 5.75% exercise price $19.13, expiration date
2/1/16	20,000	21,587
ArvinMeritor 4.00% exercise price $26.73, expiration date
2/12/27ϕ	39,000	35,953
BGC Partners 4.50% exercise price $9.84, expiration date
7/13/16	25,000	25,828
Blucora 144A 4.25% exercise price $21.66, expiration date
3/29/19#	17,000	21,813
Chesapeake Energy 2.50% exercise price $50.90,
expiration date 5/15/37	11,000	11,220

NQ-023 [10/13] 12/13 (11739)     5

Schedule of investments
Delaware Core Plus Bond Fund

	Principal amount°	Value (U.S. $)
Convertible Bonds (continued)
Ciena 144A 3.75% exercise price $20.17, expiration date
10/15/18#	19,000	$27,123
Clearwire Communications 144A 8.25% exercise price
$7.08, expiration date 11/30/40#	22,000	25,190
Dendreon 2.875% exercise price $51.24, expiration date
1/13/16	15,000	9,900
Equinix 4.75% exercise price $84.32, expiration date
6/13/16	5,000	9,984
General Cable 4.50% exercise price $36.34, expiration
date 11/15/29ϕ	43,000	50,041
Gilead Sciences 1.625% exercise price $22.71, expiration
date 5/1/16	12,000	37,613
Helix Energy Solutions Group 3.25% exercise price
$25.02, expiration date 3/12/32	29,000	36,866
Hologic 2.00% exercise price $31.17, expiration date
2/27/42ϕ	34,000	35,636
Illumina 144A 0.25% exercise price $83.55, expiration date
3/11/16#	16,000	19,940
Intel 3.25% exercise price $21.94, expiration date 8/1/39	19,000	24,890
Jefferies Group 3.875% exercise price $45.62, expiration
date 10/31/29	32,000	33,740
Lexington Realty Trust 144A 6.00% exercise price $6.84,
expiration date 1/11/30#	12,000	20,835
Liberty Interactive 144A 0.75% exercise price $1,000.00,
expiration date 3/30/43#	23,000	27,600
MGM Resorts International 4.25% exercise price $18.58,
expiration date 4/10/15	11,000	13,503
Mylan 3.75% exercise price $13.32, expiration date
9/15/15	6,000	17,265
Nuance Communications 2.75% exercise price $32.30,
expiration date 11/1/31	27,000	26,494
NuVasive 2.75% exercise price $42.13, expiration date
6/30/17	44,000	48,070
Owens-Brockway Glass Container 144A 3.00% exercise
price $47.47, expiration date 5/28/15#	26,000	27,105
Peabody Energy 4.75% exercise price $57.95, expiration
date 12/15/41	19,000	15,818
PHH 4.00% exercise price $25.80, expiration date 8/27/14	27,000	29,717
Rovi 2.625% exercise price $47.36, expiration date
2/10/40	14,000	14,263
Ryman Hospitality Properties 144A 3.75% exercise price
$21.64, expiration date 9/29/14#	13,000	22,466
SanDisk 1.50% exercise price $52.17, expiration date
8/11/17	23,000	33,839

6     NQ-023 [10/13] 12/13 (11739)

	Principal amount°		Value (U.S. $)
Convertible Bonds (continued)
SBA Communications 4.00% exercise price $30.38,
expiration date 9/29/14		8,000	$23,080
Steel Dynamics 5.125% exercise price $17.17, expiration
date 6/15/14		9,000	10,187
TIBCO Software 2.25% exercise price $50.57, expiration
date 4/30/32		34,000	34,616
Titan Machinery 3.75% exercise price $43.17, expiration
date 4/30/19		26,000	22,978
Vector Group 2.50% exercise price $17.62, expiration date
1/14/19•		8,000	9,371
WellPoint 144A 2.75% exercise price $75.31, expiration
date 10/15/42#		11,000	14,341
Total Convertible Bonds (cost $839,283)			906,725

Corporate Bonds – 47.67%
Banking – 6.84%
Banco Santander Mexico 144A 4.125% 11/9/22#		150,000	143,812
Bancolombia 5.95% 6/3/21		180,000	190,980
Bank of America
2.60% 1/15/19		170,000	171,355
3.875% 3/22/17		195,000	209,233
Barclays Bank 7.625% 11/21/22		400,000	413,600
BB&T 5.25% 11/1/19		627,000	708,722
BBVA Banco Continental 144A 3.25% 4/8/18#		85,000	85,637
Branch Banking & Trust 0.574% 9/13/16•		280,000	277,614
Citigroup
3.875% 10/25/23		190,000	190,415
6.25% 6/29/17	NZD	33,000	28,341
City National 5.25% 9/15/20		160,000	173,654
Credit Suisse 144A 6.50% 8/8/23#		250,000	267,475
Fifth Third Bank 5.10% 12/31/49•		200,000	180,500
Fifth Third Capital Trust IV 6.50% 4/15/37•		185,000	183,381
HBOS Capital Funding 144A 6.071% 6/29/49#•		790,000	790,000
ING Bank 144A 5.80% 9/25/23#		200,000	210,148
JPMorgan Chase
2.92% 9/19/17	CAD	170,000	164,586
4.25% 11/2/18	NZD	35,000	27,471
5.625% 8/16/43		100,000	103,288
6.00% 12/29/49•		30,000	29,175
KeyBank 5.45% 3/3/16		250,000	273,763
Morgan Stanley
4.10% 5/22/23		335,000	324,223
7.60% 8/8/17	NZD	14,000	12,363

NQ-023 [10/13] 12/13 (11739)     7

Schedule of investments
Delaware Core Plus Bond Fund

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
Northern Trust 3.95% 10/30/25	80,000	$80,316
PNC Financial Services Group
4.483% 5/29/49•	80,000	80,240
4.85% 5/29/49•	170,000	155,550
PNC Funding 5.125% 2/8/20	210,000	237,220
Regions Financial 2.00% 5/15/18	215,000	211,640
State Street 3.10% 5/15/23	110,000	104,075
SunTrust Banks 2.35% 11/1/18	150,000	150,784
SVB Financial Group 5.375% 9/15/20	150,000	166,335
U.S. Bank 4.95% 10/30/14	250,000	261,195
USB Capital IX 3.50% 10/29/49•	705,000	556,950
Wachovia
0.614% 10/15/16•	95,000	93,897
5.25% 8/1/14	105,000	108,627
Wells Fargo
4.125% 8/15/23	140,000	140,291
5.375% 11/2/43	165,000	167,562
Zions Bancorp
4.50% 3/27/17	160,000	168,235
4.50% 6/13/23	115,000	115,545
7.75% 9/23/14	95,000	100,267
		8,058,465
Basic Industry – 4.12%
ArcelorMittal 10.35% 6/1/19	330,000	419,100
Barrick Gold 4.10% 5/1/23	90,000	81,786
CF Industries
6.875% 5/1/18	210,000	249,018
7.125% 5/1/20	275,000	328,048
Cliffs Natural Resources 6.25% 10/1/40	125,000	111,751
Dow Chemical 8.55% 5/15/19	479,000	620,679
Freeport-McMoRan Copper & Gold 3.875% 3/15/23	55,000	52,160
Georgia-Pacific 8.00% 1/15/24	100,000	130,190
Gerdau Trade 144A 4.75% 4/15/23#	200,000	187,500
Glencore Funding 144A 2.50% 1/15/19#	285,000	274,641
International Paper 7.50% 8/15/21	205,000	255,046
Packaging Corp of America 4.50% 11/1/23	120,000	123,646
Perstorp Holding AB 144A 8.75% 5/15/17#	200,000	210,000
Plains Exploration & Production 6.50% 11/15/20	130,000	143,293
Rio Tinto Finance USA
2.25% 12/14/18	5,000	5,023
3.50% 11/2/20	110,000	112,272

8     NQ-023 [10/13] 12/13 (11739)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Basic Industry (continued)
Rock-Tenn
3.50% 3/1/20	60,000	$59,970
4.00% 3/1/23	120,000	117,630
Rockwood Specialties Group 4.625% 10/15/20	260,000	268,450
Taminco Global Chemical 144A 9.75% 3/31/20#	440,000	501,600
Teck Resources 3.75% 2/1/23	140,000	132,144
Vale Overseas 5.625% 9/15/19	70,000	77,114
Vedanta Resources 144A 6.00% 1/31/19#	200,000	194,000
Weyerhaeuser 4.625% 9/15/23	190,000	198,357
		4,853,418
Brokerage – 0.69%
Jefferies Group
5.125% 1/20/23	285,000	289,446
6.45% 6/8/27	60,000	62,860
6.50% 1/20/43	50,000	49,866
Lazard Group 6.85% 6/15/17	366,000	416,344
		818,516
Capital Goods – 1.03%
Ardagh Packaging Finance 144A 7.00% 11/15/20#	525,000	525,000
Cemex Espana Luxembourg 144A 9.25% 5/12/20#	250,000	273,750
Flowserve 4.00% 11/15/23	85,000	84,732
Ingersoll-Rand Global Holding 144A 4.25% 6/15/23#	105,000	105,670
URS 144A 4.35% 4/1/17#	25,000	25,989
Votorantim Cimentos 144A 7.25% 4/5/41#	200,000	198,000
		1,213,141
Communications – 6.73%
American Tower Trust I
144A 1.551% 3/15/43#	85,000	83,510
144A 3.07% 3/15/23#	210,000	201,123
AT&T 4.30% 12/15/42	110,000	92,179
CC Holdings GS V 3.849% 4/15/23	445,000	423,286
CenturyLink 5.80% 3/15/22	265,000	263,675
Clearwire Communications 144A 12.00% 12/1/15#	220,000	228,470
Columbus International 144A 11.50% 11/20/14#	100,000	108,250
Cox Communications 144A 3.25% 12/15/22#	270,000	248,455
Crown Castle Towers 144A 4.883% 8/15/20#	800,000	861,733
Digicel Group 144A 10.50% 4/15/18#	200,000	217,000
DISH DBS 5.00% 3/15/23	655,000	629,619
Intelsat Jackson Holdings 144A 5.50% 8/1/23#	345,000	334,219
Myriad International Holding 144A 6.375% 7/28/17#	200,000	221,000
Nara Cable Funding 144A 8.875% 12/1/18#	500,000	536,250
Omnicom Group 3.625% 5/1/22	70,000	68,480

NQ-023 [10/13] 12/13 (11739)     9

Schedule of investments
Delaware Core Plus Bond Fund

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
Qtel International Finance 144A 3.25% 2/21/23#	200,000	$184,790
Qwest 6.75% 12/1/21	185,000	202,191
SBA Tower Trust 144A 2.24% 4/16/18#	160,000	159,049
SES 144A 3.60% 4/4/23#	365,000	355,435
Sinclair Television Group 6.125% 10/1/22	430,000	440,213
Sprint Nextel 8.375% 8/15/17	130,000	151,125
Telefonica Emisiones 4.57% 4/27/23	570,000	569,199
Telemar Norte Leste 144A 5.50% 10/23/20#	265,000	257,050
Time Warner Cable 8.25% 4/1/19	385,000	451,837
Verizon Communications
5.15% 9/15/23	470,000	510,938
6.40% 9/15/33	120,000	136,224
		7,935,300
Consumer Cyclical – 2.56%
Carnival 3.95% 10/15/20	65,000	66,033
Cummins 3.65% 10/1/23	175,000	178,599
Daimler Finance North America 144A 2.25% 7/31/19#	250,000	246,465
General Motors 144A 3.50% 10/2/18#	115,000	117,875
Historic TW 6.875% 6/15/18	220,000	265,760
Host Hotels & Resorts
3.75% 10/15/23	45,000	42,774
4.75% 3/1/23	175,000	179,957
5.25% 3/15/22	180,000	190,741
5.875% 6/15/19	75,000	81,411
Hyundai Capital America 144A 2.125% 10/2/17#	130,000	130,773
International Game Technology 5.35% 10/15/23	190,000	197,740
Marriott International 3.375% 10/15/20	100,000	100,747
QVC 4.375% 3/15/23	435,000	414,276
SACI Falabella 144A 3.75% 4/30/23#	200,000	185,500
Viacom 5.85% 9/1/43	145,000	154,505
Western Union 2.875% 12/10/17	130,000	134,421
Wyndham Worldwide
4.25% 3/1/22	100,000	99,868
5.625% 3/1/21	90,000	98,194
Yum! Brands 3.875% 11/1/23	125,000	124,863
		3,010,502
Consumer Non-Cyclical – 2.46%
BFF International 144A 7.25% 1/28/20#	100,000	114,250
Boston Scientific 6.00% 1/15/20	240,000	280,143
BRF Brasil Foods 144A 5.875% 6/6/22#	255,000	265,838
CareFusion 6.375% 8/1/19	230,000	265,440
Celgene 3.95% 10/15/20	120,000	125,044

10     NQ-023 [10/13] 12/13 (11739)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Constellation Brands 4.25% 5/1/23	75,000	$72,094
Cosan Luxembourg 144A 5.00% 3/14/23#	200,000	187,000
Del Monte 7.625% 2/15/19	55,000	57,544
Fomento Economico Mexicano 4.375% 5/10/43	150,000	127,868
Immucor 11.125% 8/15/19	30,000	33,825
JBS Investments 144A 7.75% 10/28/20#	200,000	205,500
Korea Expressway 144A 1.875% 10/22/17#	200,000	197,439
Mylan 144A 6.00% 11/15/18#	245,000	263,662
Pernod-Ricard
144A 4.25% 7/15/22#	150,000	153,074
144A 4.45% 1/15/22#	60,000	62,129
144A 5.75% 4/7/21#	325,000	364,787
Yale University 2.90% 10/15/14	125,000	128,089
		2,903,726
Electric – 4.70%
AES 7.375% 7/1/21	535,000	608,562
Ameren Illinois 9.75% 11/15/18	389,000	522,208
American Transmission Systems 144A 5.25% 1/15/22#	100,000	107,437
CMS Energy 6.25% 2/1/20	190,000	221,496
ComEd Financing III 6.35% 3/15/33	190,000	184,775
Electricite de France 144A 5.25% 12/29/49#•	325,000	320,052
Enel SpA 144A 8.75% 9/24/73#•	200,000	217,410
Eskom Holdings 144A 6.75% 8/6/23#	200,000	207,790
FPL Group Capital 6.35% 10/1/66•	440,000	440,288
Great Plains Energy 5.292% 6/15/22	155,000	169,481
Integrys Energy Group 6.11% 12/1/66•	295,000	296,680
LG&E & KU Energy 4.375% 10/1/21	380,000	394,307
National Rural Utilities Cooperative Finance
4.75% 4/30/43•	230,000	215,338
NV Energy 6.25% 11/15/20	100,000	116,869
Pennsylvania Electric 5.20% 4/1/20	175,000	189,135
PPL Capital Funding 6.70% 3/30/67•	150,000	151,614
Puget Energy 6.00% 9/1/21	65,000	71,286
Puget Sound Energy 6.974% 6/1/67•	525,000	552,504
Wisconsin Energy 6.25% 5/15/67•	535,000	548,806
		5,536,038
Energy – 4.08%
BP Capital Markets 3.994% 9/26/23	110,000	113,592
CNOOC Curtis Funding 144A 4.50% 10/3/23#	200,000	205,008
Continental Resources 4.50% 4/15/23	195,000	197,681
Ecopetrol 4.25% 9/18/18	165,000	173,663
Gazprom Neft 144A 4.375% 9/19/22#	200,000	189,250

NQ-023 [10/13] 12/13 (11739)     11

Schedule of investments
Delaware Core Plus Bond Fund

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Energy (continued)
KazMunayGas National 144A 9.125% 7/2/18#	210,000	$257,775
Newfield Exploration 5.625% 7/1/24	175,000	179,375
ONGC Videsh 2.50% 5/7/18	200,000	190,114
Pacific Rubiales Energy 144A 7.25% 12/12/21#	100,000	110,500
Petrobras Global Finance 3.00% 1/15/19	220,000	209,900
Petrobras International Finance 5.375% 1/27/21	300,000	306,532
Petrohawk Energy 7.25% 8/15/18	340,000	369,410
Pride International 6.875% 8/15/20	475,000	570,689
PTT Exploration & Production 144A 3.707% 9/16/18#	200,000	205,769
Samson Investment 144A 10.25% 2/15/20#	425,000	461,125
SandRidge Energy 8.75% 1/15/20	235,000	254,975
Talisman Energy 5.50% 5/15/42	470,000	418,143
Woodside Finance
144A 8.125% 3/1/14#	280,000	286,655
144A 8.75% 3/1/19#	85,000	109,714
		4,809,870
Finance Companies – 2.09%
CDP Financial
144A 4.40% 11/25/19#	280,000	314,142
144A 5.60% 11/25/39#	250,000	288,926
CME Group 5.30% 9/15/43	95,000	102,568
Ford Motor Credit
5.875% 8/2/21	200,000	229,497
12.00% 5/15/15	200,000	234,211
General Electric Capital
2.10% 12/11/19	65,000	64,535
4.375% 9/16/20	240,000	261,753
6.25% 12/15/49•	300,000	314,053
7.125% 12/15/49•	100,000	111,682
International Lease Finance
5.875% 4/1/19	85,000	91,898
6.25% 5/15/19	88,000	96,360
8.75% 3/15/17	100,000	118,000

12     NQ-023 [10/13] 12/13 (11739)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Finance Companies (continued)
Temasek Financial I 144A 2.375% 1/23/23#	250,000	$231,554
		2,459,179
Insurance – 2.49%
Allstate 5.75% 8/15/53•	185,000	189,509
American International Group
8.175% 5/15/58•	200,000	247,500
8.25% 8/15/18	100,000	126,765
Berkshire Hathaway Finance 2.90% 10/15/20	130,000	131,799
Chubb 6.375% 3/29/67•	680,000	744,600
Highmark
144A 4.75% 5/15/21#	200,000	192,182
144A 6.125% 5/15/41#	30,000	27,946
ING U.S. 5.65% 5/15/53•	220,000	210,214
Liberty Mutual Group 144A 4.25% 6/15/23#	300,000	300,734
Prudential Financial
3.875% 1/14/15	65,000	67,443
4.50% 11/15/20	50,000	54,560
5.625% 6/15/43•	95,000	95,119
5.875% 9/15/42•	245,000	249,900
6.00% 12/1/17	120,000	139,621
XL Group 6.50% 12/29/49•	160,000	157,760
		2,935,652
Natural Gas – 3.98%
AmeriGas Finance 7.00% 5/20/22	350,000	379,750
Centrica 144A 4.00% 10/16/23#	200,000	201,332
El Paso Pipeline Partners Operating 6.50% 4/1/20	295,000	344,222
Enbridge Energy Partners 8.05% 10/1/37•	265,000	299,027
Energy Transfer Partners
3.60% 2/1/23	180,000	172,081
5.95% 10/1/43	185,000	193,133
6.50% 2/1/42	45,000	49,438
9.70% 3/15/19	127,000	166,879
Enterprise Products Operating
7.034% 1/15/68•	450,000	497,705
9.75% 1/31/14	130,000	132,889
Kinder Morgan Energy Partners 9.00% 2/1/19	415,000	535,178
NiSource Finance 5.65% 2/1/45	400,000	415,474
Plains All American Pipeline 8.75% 5/1/19	195,000	252,088
TransCanada PipeLines
3.80% 10/1/20	100,000	105,605
6.35% 5/15/67•	310,000	322,199

NQ-023 [10/13] 12/13 (11739)     13

Schedule of investments
Delaware Core Plus Bond Fund

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Natural Gas (continued)
Williams Partners 7.25% 2/1/17	535,000	$624,182
		4,691,182
Real Estate – 2.68%
Alexandria Real Estate Equities 4.60% 4/1/22	510,000	523,319
Corporate Office Properties
3.60% 5/15/23	150,000	138,332
5.25% 2/15/24	85,000	88,926
DDR
4.625% 7/15/22	80,000	82,981
4.75% 4/15/18	80,000	87,118
7.875% 9/1/20	90,000	111,923
9.625% 3/15/16	150,000	177,618
Digital Realty Trust
5.25% 3/15/21	450,000	474,143
5.875% 2/1/20	95,000	104,202
Duke Realty 3.625% 4/15/23	150,000	142,561
Liberty Property 4.40% 2/15/24	110,000	111,445
Mid-America Apartments 4.30% 10/15/23	70,000	70,397
National Retail Properties
3.30% 4/15/23	100,000	93,054
3.80% 10/15/22	90,000	87,348
ProLogis 3.35% 2/1/21	175,000	175,292
Regency Centers
4.80% 4/15/21	55,000	58,469
5.875% 6/15/17	95,000	106,295
UDR 3.70% 10/1/20	55,000	55,976
USB Realty 144A 1.391% 12/22/49#•	100,000	86,500
WEA Finance 144A 4.625% 5/10/21#	210,000	223,799
Weingarten Realty Investors 3.50% 4/15/23	165,000	155,720
		3,155,418
Technology – 2.65%
Altera 2.50% 11/15/18	125,000	124,495
Baidu 3.25% 8/6/18	245,000	250,908
Broadridge Financial Solutions 3.95% 9/1/20	100,000	102,746
Fidelity National Information Services 3.50% 4/15/23	205,000	187,756
National Semiconductor 6.60% 6/15/17	255,000	298,716
NetApp
2.00% 12/15/17	125,000	124,431
3.25% 12/15/22	45,000	42,121
Samsung Electronics America 144A 1.75% 4/10/17#	200,000	202,565
Seagate HDD Cayman 144A 3.75% 11/15/18#	45,000	45,000
Symantec 4.20% 9/15/20	125,000	129,763

14     NQ-023 [10/13] 12/13 (11739)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Technology (continued)
Tencent Holdings 144A 3.375% 3/5/18#	200,000	$204,411
Total System Services
2.375% 6/1/18	80,000	78,834
3.75% 6/1/23	80,000	74,672
VeriSign 4.625% 5/1/23	705,000	690,019
Xerox 6.35% 5/15/18	490,000	565,606
		3,122,043
Transportation – 0.57%
Brambles USA 144A 3.95% 4/1/15#	80,000	82,690
DP World Sukuk 144A 6.25% 7/2/17#	100,000	110,000
ERAC USA Finance 144A 5.25% 10/1/20#	220,000	246,028
United Parcel Service 5.125% 4/1/19	200,000	231,136
		669,854
Total Corporate Bonds (cost $55,470,447)		56,172,304

Municipal Bonds – 1.06%
California Statewide Communities Development Authority
(Kaiser Permanente)
Series A 5.00% 4/1/42	100,000	100,988
Fairfax County, Virginia
Series B 5.00% 4/1/24	80,000	97,380
Golden State, California Tobacco Securitization
Corporation Settlement Revenue (Asset-Backed Senior
Notes) Series A-1
5.125% 6/1/47	55,000	38,548
5.75% 6/1/47	60,000	46,291
Grand Parkway, Texas Transportation Subordinated Tier
Toll Revenue Series B
5.00% 4/1/53	115,000	114,211
New Jersey Transportation Trust Fund
Series A 5.00% 6/15/42	40,000	40,898
Series AA 5.00% 6/15/44	130,000	132,279
New York City, New York
Series I 5.00% 8/1/22	50,000	59,025
New York City Transitional Finance Authority (New York
City Recovery)
Series 13 5.00% 11/1/22	120,000	144,220
Prince George’s County, Maryland Consolidated Public
Improvement
Series A 5.00% 3/1/22	45,000	54,757
State of Georgia Series D
5.00% 2/1/23	115,000	140,528

NQ-023 [10/13] 12/13 (11739)     15

Schedule of investments
Delaware Core Plus Bond Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
State of Maryland Local Facilities
Series A 5.00% 8/1/21	85,000	$103,312
State of North Carolina
Series C 5.00% 5/1/22	70,000	85,366
Texas A&M University Series D
5.00% 5/15/22	15,000	18,151
5.00% 5/15/23	15,000	18,389
Texas Private Activity Bond Surface Transportation Senior
Lien Revenue Bond
(NTE Mobility) 6.75% 6/30/43 (AMT)	55,000	58,024
Total Municipal Bonds (cost $1,215,490)		1,252,367

Non-Agency Asset-Backed Securities – 2.37%
Ally Master Owner Trust
Series 2011-1 A1 1.044% 1/15/16•	140,000	140,162
Series 2013-2 A 0.624% 4/15/18•	200,000	199,556
Avis Budget Rental Car Funding AESOP
Series 2011-2A A 144A 2.37% 11/20/14#	135,000	136,824
California Republic Auto Receivables Trust
Series 2013-1 A2 144A 1.41% 9/17/18#	100,000	99,829
Capital One Multi-Asset Execution Trust
Series 2007-A7 A7 5.75% 7/15/20	100,000	116,183
Series 2013-A2 A2 0.354% 2/15/19•	440,000	439,254
CenterPoint Energy Transition Bond IV
Series 2012-1 A2 2.161% 10/15/21	120,000	120,803
Enterprise Fleet Financing
Series 2012-1 A2 144A 1.14% 11/20/17#	131,403	131,638
General Electric Capital Credit Card Master Note Trust
Series 2012-2 A 2.22% 1/15/22	100,000	100,916
Series 2012-6 A 1.36% 8/17/20	170,000	168,418
John Deere Owner Trust
Series 2011-A A4 1.96% 4/16/18	145,000	146,524
Mercedes-Benz Auto Lease Trust
Series 2013-A A4 0.72% 12/17/18	180,000	180,137
Navistar Financial Owner Trust
Series 2012-A A2 144A 0.85% 3/18/15#	87,544	87,558
Trafigura Securitisation Finance
Series 2012-1A A 144A 2.574% 10/15/15#•	160,000	161,075
Volvo Financial Equipment
Series 2012-1A A4 144A 1.09% 8/15/17#	330,000	330,984

16     NQ-023 [10/13] 12/13 (11739)

	Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
World Omni Automobile Lease Securitization Trust
Series 2012-A A3 0.93% 11/16/15		230,000	$230,597
Total Non-Agency Asset-Backed Securities
(cost $2,795,082)			2,790,458

Non-Agency Collateralized Mortgage Obligations – 0.49%
American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35		11,827	11,808
Citicorp Residential Mortgage Trust
Series 2006-3 A5 5.948% 11/25/36		300,000	287,108
GSMPS Mortgage Loan Trust
Series 1998-2 A 144A 7.75% 5/19/27#•		70,120	71,169
JPMorgan Mortgage Trust
Series 2007-A1 7A4 2.767% 7/25/35•		212,970	113,574
Washington Mutual Alternative Mortgage Pass Through
Certificates
Series 2005-1 5A2 6.00% 3/25/35t		119,286	69,307
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR5 2A1 2.641% 4/25/36•		25,809	23,797
Total Non-Agency Collateralized Mortgage Obligations (cost $693,399)			576,763

Regional Bonds – 0.82%Δ
Australia – 0.82%
New South Wales Treasury 6.00% 3/1/22	AUD	491,000	515,959
New South Wales Treasury Inflation-Linked
3.75% 11/20/20	AUD	74,000	87,810
Victoria Treasury 6.00% 10/17/22	AUD	346,000	364,638
Total Regional Bonds (cost $1,103,767)			968,407

Senior Secured Loans – 10.90%«
Activision Blizzard Tranche B 1st Lien 3.25% 9/12/20		345,000	346,448
Allegion U.S. Holding Tranche B 3.00% 12/26/20		355,000	355,888
ARAMARK Tranche D 4.00% 9/30/19		170,000	170,743
BJ’s Wholesale Club Tranche B 4.25% 9/26/19		170,000	170,338
Blackboard Tranche B2 1st Lien 6.25% 11/8/18		94,052	94,816
Burlington Coat Factory Warehouse Tranche B2
4.25% 2/23/17		695,081	699,425
Chrysler Group Tranche B 4.25% 5/24/17		169,135	170,884
Clear Channel Communications Tranche B 3.65% 1/29/16		226,352	220,106
DaVita Tranche B 4.50% 10/20/16		196,962	197,330
Drillships Financing Holdings Tranche B1 6.00% 2/17/21		169,575	172,596
Emdeon 1st Lien 3.75% 11/2/18		584,639	587,319
First Data 1st Lien 4.00% 4/5/17		300,857	301,904

NQ-023 [10/13] 12/13 (11739)     17

Schedule of investments
Delaware Core Plus Bond Fund

	Principal amount°		Value (U.S. $)
Senior Secured Loans« (continued)
Gray Television 4.50% 10/11/19		54,432	$54,773
HCA Tranche B4 2.75% 5/1/18		700,000	702,372
HCA Tranche B5 1st Lien 2.75% 3/31/17		455,000	456,562
Houghton International 2nd Lien 9.50% 11/20/20		475,000	477,078
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18		206,846	208,474
Immucor Tranche B2 5.00% 8/19/18		495,663	499,174
Infor U.S. Tranche B2 5.25% 4/5/18		177,618	179,283
Intelsat Jackson Holdings Tranche B1 4.50% 4/2/18		519,117	522,640
Landry’s Tranche B 4.75% 4/24/18		182,204	183,874
Level 3 Financing Tranche B 4.00% 1/15/20		250,000	251,655
MultiPlan Tranche B 4.00% 8/18/17		13,852	13,972
Neiman Marcus Group 5.00% 10/18/20		410,000	413,160
Novelis Tranche B 3.75% 3/10/17		182,594	183,736
Nuveen Investments 1st Lien 4.00% 5/13/17		550,000	547,800
Nuveen Investments 2nd Lien 6.50% 2/28/19		870,000	856,769
OSI Restaurants Tranche B 1st Lien 3.50% 10/26/19		468,000	468,878
PQ Tranche B 4.50% 8/7/17		133,988	135,124
Samson Investment 2nd Lien 6.00% 9/10/18		345,000	348,558
Scientific Games International 4.25% 5/22/20		270,000	270,747
Sinclair Television Group Delayed Draw Tranche A
2.25% 4/9/20		265,000	262,681
Sinclair Television Group Delayed Draw Tranche B
3.00% 4/9/20		350,000	346,133
Smart & Final Tranche B 1st Lien 4.50% 11/15/19		192,545	193,171
Sprouts Farmers Markets Holdings 4.50% 4/12/20		170,000	170,850
Truven Health Analytics Tranche B 4.50% 5/23/19		282,154	283,120
Univision Communications Tranche C1 1st Lien
4.50% 2/22/20		192,558	193,491
Univision Communications Tranche C2 4.50% 2/6/20		368,150	370,024
USI Insurance Services Tranche B 5.00% 12/14/19		188,575	189,706
Valeant Pharmaceuticals Tranche B 4.50% 5/30/20		248,125	251,723
Vantage Drilling Tranche B 6.25% 10/17/17		185,250	187,488
Zayo Group Tranche B 1st Lien 4.50% 7/2/19		138,596	139,506
Total Senior Secured Loans (cost $12,765,525)			12,850,319

Sovereign Bonds – 0.58%Δ
Australia – 0.10%
Australia Government Bond 4.00% 8/20/20	AUD	67,000	115,951
			115,951
Finland – 0.15%
Finland Government Bond 144A 4.00% 7/4/25#	EUR	113,000	181,870
			181,870

18     NQ-023 [10/13] 12/13 (11739)

	Principal amount°		Value (U.S. $)
Sovereign BondsΔ (continued)
Indonesia – 0.03%
Indonesia Treasury Bond 5.625% 5/15/23	IDR	400,000,000	$31,415
			31,415
Mexico – 0.08%
Mexican Bonos 10.00% 11/20/36	MXN	935,000	93,042
			93,042
New Zealand – 0.02%
New Zealand Government Bond 3.00% 4/15/20	NZD	33,000	25,300
			25,300
Nigeria – 0.08%
Nigeria Government Bond 15.10% 4/27/17	NGN	14,395,000	97,946
			97,946
South Africa – 0.12%
South Africa Government Bond 10.50% 12/21/26	ZAR	1,187,000	142,033
			142,033
Total Sovereign Bonds (cost $699,176)			687,557

U.S. Treasury Obligations – 1.09%
U.S. Treasury Bonds
2.75% 11/15/42∞		1,240,000	1,038,403
U.S. Treasury Notes
1.25% 10/31/18		210,000	209,352
1.375% 9/30/18		30,000	30,121
Total U.S. Treasury Obligations (cost $1,441,768)			1,277,876

	Number of
	Shares
Convertible Preferred Stock – 0.17%
ArcelorMittal 6.00% exercise price $20.61, expiration date
12/21/15		475	11,504
Bank of America 7.25% exercise price $50.00, expiration
date 12/31/49		7	7,544
Chesapeake Energy 144A 5.75% exercise price $27.83,
expiration date 12/31/49#		16	18,790
Dominion Resources
6.00% exercise price $65.27, expiration date 7/1/16		90	4,881
6.125% exercise price $65.27, expiration date 4/1/16		90	4,875
Goodyear Tire & Rubber 5.875% exercise price $18.21,
expiration date 3/31/14		400	24,138
HealthSouth 6.50% exercise price $30.50, expiration date
12/31/49		25	32,834
Intelsat 5.75% exercise price $22.05, expiration date
5/1/16		405	21,951

NQ-023 [10/13] 12/13 (11739)     19

Schedule of investments
Delaware Core Plus Bond Fund

	Number of Shares	Value (U.S. $)
Convertible Preferred Stock (continued)
MetLife 5.00% exercise price $44.27, expiration date
3/26/14	550	$15,802
SandRidge Energy 8.50% exercise price $8.01, expiration
date 12/31/49	280	29,506
Wells Fargo 7.50% exercise price $156.71, expiration date
12/31/49	28	31,892
Total Convertible Preferred Stock (cost $196,644)		203,717

Preferred Stock – 0.90%
Alabama Power 5.625%	3,715	85,222
Integrys Energy Group 6.00%•	4,400	106,524
National Retail Properties 5.70%	4,225	84,078
Public Storage 5.20%	4,400	89,672
U.S. Bancorp 3.50%•	350	273,963
Wells Fargo 5.20%	20,200	424,200
Total Preferred Stock (cost $1,167,835)		1,063,659

	Principal amount°
Short-Term Investments – 21.44%
Discount Notes – 1.44%≠
Federal Home Loan Bank
0.025% 11/15/13	413,948	413,946
0.05% 12/27/13	246,287	246,280
0.065% 11/6/13	1,035,888	1,035,887
		1,696,113
Repurchase Agreements – 11.13%
Bank of America
0.06%, dated 10/31/13, to be repurchased on 11/1/13,
repurchase price $3,271,971 (collateralized by U.S.
government obligations
0.625%-1.625% 7/15/14-1/15/15; market value $3,337,405)	3,271,965	3,271,965
BNP Paribas
0.08%, dated 10/31/13, to be repurchased on 11/1/13,
repurchase price $9,841,057 (collateralized by U.S.
government obligations
0.25%-3.875% 12/15/13-8/15/40; market value $10,037,856)	9,841,035	9,841,035
		13,113,000
U.S. Treasury Obligations – 8.87%≠
U.S. Treasury Bills
0.02% 12/19/13	740,985	740,954
0.033% 1/23/14	2,401,046	2,400,852
0.053% 11/14/13	4,438,796	4,438,774

20     NQ-023 [10/13] 12/13 (11739)

	Principal amount°	Value (U.S. $)
Short-Term Investments (continued)
U.S. Treasury Obligations≠ (continued)
U.S. Treasury Bills
0.065% 4/24/14	2,881,255	$2,880,175
		10,460,755
Total Short-Term Investments (cost $25,269,983)		25,269,868

Total Value of Securities – 119.33%
(cost $139,960,102)		140,628,983

Liabilities Net of Receivables and Other Assets – (19.33%)		(22,781,363)
Net Assets – 100.00%		$117,847,620

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2013, the aggregate value of Rule 144A securities was $18,104,716, which represented 15.36% of the Fund’s net assets. See Note 5 in “Notes.”

t	Pass Through Agreement. Security represents the contactual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

•	Variable rate security. The rate shown is the rate as of Oct. 31, 2013. Interest rates reset periodically.

∞	Fully or partially pledged as collateral for futures contracts.

Δ	Securities have been classified by country of origin.

~	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.

«	Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Oct. 31, 2013.

ϕ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Oct. 31, 2013.

NQ-023 [10/13] 12/13 (11739)     21

Schedule of investments
Delaware Core Plus Bond Fund

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at Oct. 31, 2013:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	AUD	(169,200)	USD	160,694	11/1/13	$726
BAML	AUD	(936,698)	USD	883,696	12/6/13	155
BAML	CAD	(149,083)	USD	142,830	12/6/13	(8)
BAML	EUR	(294,998)	USD	406,029	12/6/13	5,437
BAML	JPY	(20,733,590)	USD	213,118	12/6/13	2,207
BAML	MYR	126,446	USD	(40,390)	12/6/13	(432)
BAML	NZD	99,505	USD	(82,943)	12/6/13	(957)
BAML	PLN	(343,000)	USD	111,942	12/6/13	661
BAML	TRY	235,878	USD	(118,490)	12/6/13	(1,091)
CITI	CLP	30,060,913	USD	(59,245)	12/6/13	(876)
DB	MXN	1,058,000	USD	(81,318)	11/4/13	(203)
GSC	GBP	(140,202)	USD	226,834	12/6/13	2,087
HSBC	JPY	16,241,000	USD	(166,774)	12/6/13	(1,564)
HSBC	PHP	1,344,142	USD	(31,359)	12/6/13	(233)
JPMC	NOK	(549,597)	USD	92,397	11/5/13	106
TD	GBP	214,673	USD	(347,359)	12/6/13	(3,235)
TD	IDR	906,480,710	USD	(84,229)	12/6/13	(4,647)
TD	JPY	(75,148)	USD	772	12/6/13	7
						$(1,860)

Futures Contracts

		Notional	Notional	Expiration	Unrealized
Contracts to Buy		Cost	Value	Date	Depreciation
32	U.S. Treasury 10 yr Notes	$4,078,128	$4,075,500	1/1/14	$(2,628)

Swap Contracts
CDS Contracts2

			Annual		Unrealized
			Protection	Termination	Appreciation
Counterparty	Swap Referenced Obligation	Notional Value	Payments	Date	(Depreciation)
Protection Purchased:
DB	CDX.EM.20	460,000	5.00%	12/20/18	$2,065

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

22     NQ-023 [10/13] 12/13 (11739)

1See Note 3 in “Notes.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Summary of abbreviations:
AMT – Subject to Alternative Minimum Tax
ARM – Adjustable Rate Mortgage
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
CAD – Canadian Dollar
CDX.EM – Credit Default Swap Index Emerging Markets
CITI – Citigroup Global Markets
CLP – Chilean Peso
DB – Deutsche Bank
EUR – European Monetary Unit
GBP – British Pound Sterling
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSC – Goldman Sachs Capital
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HSBC – Hong Kong Shanghai Bank
IDR – Indonesian Rupiah
JPMC – JPMorgan Chase Bank
JPY – Japanese Yen
MXN – Mexican Peso
MYR – Malaysian Ringgit
NCUA – National Credit Union Administration
NOK – Norwegian Krone
NGN – Nigerian Naira
NZD – New Zealand Dollar
PHP – Philippine Peso
PLN – Polish Zloty
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
TD – Toronto Dominion Bank
TRY – Turkish Lira

NQ-023 [10/13] 12/13 (11739)     23

Schedule of investments
Delaware Core Plus Bond Fund

Summary of abbreviations:
UBS – Union Bank of Switzerland
USD – United States Dollar
yr – Year
ZAR – South African Rand

24     NQ-023 [10/13] 12/13 (11739)

Notes
Delaware Core Plus Bond Fund	October 31, 2013 (Unaudited)

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Government Fund – Delaware Core Plus Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. For asset-backed securities, collateralized mortgage obligations, commerical mortgage securities and U.S. government agency mortagage securites, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and forward foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (July 31, 2010 –July 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

NQ-023 [10/13] 12/13 (11739)     25

Notes
Delaware Core Plus Bond Fund

1. Significant Accounting Policies (continued)

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 31, 2013.

To Be Announced Trades (TBA) — The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (e.g, “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or deliver securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities.The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

26     NQ-023 [10/13] 12/13 (11739)

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.The Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments

At Oct. 31, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At Oct. 31, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$140,088,053
Aggregate unrealized appreciation	$2,430,380
Aggregate unrealized depreciation	(1,889,450)
Net unrealized appreciation	$540,930

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

NQ-023 [10/13] 12/13 (11739)     27

Notes
Delaware Core Plus Bond Fund

2. Investments (continued)

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2013:

	Level 1	Level 2	Level 3	Total
Agency, Asset Backed & Mortgage Backed
Securities[1]	$—	$39,919,396	$56,788	$39,976,184
Corporate Debt	—	57,079,029	—	57,079,029
Municipal Bonds	—	1,252,367	—	1,252,367
Foreign Debt	—	1,655,964	—	1,655,964
Senior Secured Loans	—	12,850,319	—	12,850,319
U.S. Treasury Obligations	—	1,277,876	—	1,277,876
Convertible Preferred Stock[2]	79,401	124,316	—	203,717
Preferred Stock	1,063,659	—	—	1,063,659
Short-Term Investments	—	25,269,868	—	25,269,868

Total	$1,143,060	$139,429,135	$56,788	$140,628,983

28     NQ-023 [10/13] 12/13 (11739)

	Level 1	Level 2	Level 3	Total
Foreign Currency Exchange Contracts	$—	$(1,860)	$—	$(1,860)
Futures Contracts	(2,628)	—	—	(2,628)
Swap Contracts	—	2,065	—	2,065

1 Security type is valued across multiple levels. the amount atributed to level 3 securities represents less than 1% of the total market value of this security type.

2 Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 38.98% and 61.02%, respectively, of this security type. Level 1 investments represent exchange traded investments while Level 2 investments represent matrix-priced investments.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

During the period ended Oct. 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

NQ-023 [10/13] 12/13 (11739)     29

Notes
Delaware Core Plus Bond Fund

3. Derivatives (continued)

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the period ended Oct. 31, 2013, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no transactions in options written during the period ended Oct. 31, 2013.

Swap Contracts — The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swap contracts to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB-by Standard & Poors (S&P) or Baa3 by Moody’s Investors Service (Moody’s) or is determined to be of equivalent credit quality by the Manager.

30     NQ-023 [10/13] 12/13 (11739)

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended Oct. 31, 2013, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For trades prior to June 10, 2013, the Fund posted $10,000 as cash collateral for certain open derivatives. Initial margin and variation margin is posted to central counterparties for CDS basket trades submitted on or after June 10, 2013, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading CDS baskets through a central counterparty for trades entered on or after June 10, 2013.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contracts, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading these instruments through a central counterparty for trades entered on or after June 10, 2013.

NQ-023 [10/13] 12/13 (11739)     31

Notes
Delaware Core Plus Bond Fund

3. Derivatives (continued)

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

32     NQ-023 [10/13] 12/13 (11739)

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. At Oct. 31, 2013, the Fund had no securities out on loan.

5. Credit and Market Risk

The Fund may invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in certain obligations held by the Fund that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letter of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

NQ-023 [10/13] 12/13 (11739)     33

Notes
Delaware Core Plus Bond Fund

5. Credit and Market Risk
(continued)

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Oct. 31, 2013, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

6. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Oct. 31, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

34     NQ-023 [10/13] 12/13 (11739)

Schedule of investments
Delaware Emerging Markets Debt Fund	October 31, 2013 (Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds – 87.23%
Banking – 18.31%
Alfa Bank 7.875% 9/25/17	250,000	$281,560
Banco BTG Pactual 4.875% 7/8/16	600,000	622,800
Banco Nacional de Costa Rica 144A 4.875% 11/1/18#	200,000	199,760
Bank of Georgia JSC 144A 7.75% 7/5/17#	300,000	317,437
BBVA Bancomer 6.50% 3/10/21	250,000	271,875
Finansbank 5.50% 5/11/16∞	1,200,000	1,217,880
Yapi ve Kredi Bankasi 5.188% 10/13/15	350,000	358,575
		3,269,887
Basic Industry – 11.04%
Alpek 4.50% 11/20/22	250,000	242,188
CODELCO 144A 5.625% 10/18/43#	500,000	503,644
EuroChem Mineral & Chemical 5.125% 12/12/17	200,000	202,250
MMC Finance 144A 5.55% 10/28/20#	227,000	230,018
Samarco Mineracao 144A 5.75% 10/24/23#	200,000	200,500
Vale Overseas 5.625% 9/15/19	100,000	110,163
Vedanta Resources 6.00% 1/31/19	500,000	482,975
		1,971,738
Brokerage – 2.62%
Grupo Aval 5.25% 2/1/17	444,000	468,420
		468,420
Capital Goods – 9.12%
Cemex 9.50% 6/15/18	500,000	571,250
Metalloinvest Finance 5.625% 4/17/20	250,000	250,000
OAS Investments
8.25% 10/19/19	613,000	608,403
144A 8.25% 10/19/19#	200,000	198,500
		1,628,153
Communications – 13.95%
Columbus International 11.50% 11/20/14	500,000	541,250
Digicel Group 10.50% 4/15/18	500,000	542,500
ENTEL Chile 144A 4.875% 10/30/24#	200,000	200,527
Millicom International Cellular
4.75% 5/22/20	200,000	188,500
144A 6.625% 10/15/21#	200,000	206,500
Myriad International Holdings 6.00% 7/18/20	250,000	267,500
Telefonica Celular del Paraguay 6.75% 12/13/22	250,000	253,125
Telemar Norte Leste 144A 5.50% 10/23/20#	300,000	291,000
		2,490,902
Consumer Cyclical – 4.37%
BC Luxco 1 7.375% 1/29/20	500,000	482,500
Tenedora Nemak 144A 5.50% 2/28/23#	300,000	298,500
		781,000

NQ-227 [10/13] 12/13 (11746)     1

Schedule of investments
Delaware Emerging Markets Debt Fund

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical – 2.47%
ENA Norte Trust 4.95% 4/25/23		237,759	$235,916
JBS Investments 144A 7.75% 10/28/20#		200,000	205,500
			441,416
Electric – 2.55%
Comision Federal de Electricidad 144A 4.875% 1/15/24#		200,000	203,250
Samruk-Energy 3.75% 12/20/17		250,000	252,188
			455,438
Energy – 13.99%
Anton Oilfield Services Group 144A 7.50% 11/6/18#		200,000	202,847
Ecopetrol 4.25% 9/18/18		250,000	263,125
ONGC Videsh 2.50% 5/7/18		200,000	190,114
Pacific Rubiales Energy 7.25% 12/12/21		400,000	442,000
Petrobras Global Finance 2.384% 1/15/19•		500,000	487,250
Petroleos de Venezuela 5.00% 10/28/15		750,000	654,375
Petroleos Mexicanos 2.266% 7/18/18•		250,000	258,437
			2,498,148
Real Estate Investment Trusts – 2.78%
Vingroup 144A 11.625% 5/7/18#		500,000	495,735
			495,735
Technology – 2.58%
Baidu 3.25% 8/6/18		200,000	204,823
Tencent Holdings 3.375% 3/5/18		250,000	255,514
			460,337
Transportation – 3.45%
DP World Sukuk 6.25% 7/2/17		250,000	275,000
Red de Carreteras de Occidente SAPIB de CV
9.00% 6/10/28	MXN	5,000,000	340,639
			615,639
Total Corporate Bonds (cost $15,383,114)			15,576,813

Sovereign Bonds – 8.71%Δ
Brazil – 1.10%
Republic of Brazil 4.25% 1/7/25		200,000	195,650
			195,650
Iceland – 1.17%
Iceland Government International Bond 144A
5.875% 5/11/22#		200,000	208,936
			208,936
Netherlands – 1.82%
Republic of Angola Via Northern Lights 7.00% 8/16/19		300,000	325,875
			325,875

2     NQ-227 [10/13] 12/13 (11746)

	Principal amount°	Value (U.S. $)
Sovereign BondsΔ (continued)
Nigeria – 2.90%
Republic of Nigeria 144A 5.125% 7/12/18#	500,000	$518,125
		518,125
Turkey – 1.72%
Hazine Mustesarligi Varlik Kiralama AS 144A
4.557% 10/10/18#	300,000	307,410
		307,410
Total Sovereign Bonds (cost $1,548,494)		1,555,996

Supranational Banks – 10.28%
African Export-Import Bank 5.75% 7/27/16∞	1,350,000	1,427,625
Eurasian Development Bank 144A 5.00% 9/26/20#	400,000	408,000
Total Supranational Banks (cost $1,811,547)		1,835,625

	Number of
	Shares
Closed-End Fund – 1.21%
Morgan Stanley Emerging Markets Domestic Debt Fund	15,000	215,100
Total Closed-End Fund (cost $220,411)		215,100

	Principal amount°
Short-Term Investments – 2.30%
Repurchase Agreements – 2.30%
Bank of America
0.06%, dated 10/31/13, to be repurchased on 11/1/13,
repurchase price $102,553 (collateralized by U.S.
government obligations
0.625%-1.625% 7/15/14-1/15/15; market value $104,604)	102,553	102,553
BNP Paribas
0.08%, dated 10/31/13, to be repurchased on 11/1/13,
repurchase price $308,448 (collateralized by U.S.
government obligations
0.25%-3.875% 12/15/13-8/15/40; market value $314,616)	308,447	308,447
Total Short-Term Investments (cost $411,000)		411,000

Total Value of Securities – 109.73%
(cost $19,374,566)		$19,594,534

Liabilities Net of Receivables and Other Assets – (9.73%)		(1,736,910)
Net Assets – 100.00%		$17,857,624

NQ-227 [10/13] 12/13 (11746)     3

Schedule of investments
Delaware Emerging Markets Debt Fund

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2013, the aggregate value of Rule 144A securities was $5,196,189, which represented 29.10% of the Fund’s net assets. See Note 5 in “Notes.”

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

•	Variable rate security. The rate shown is the rate as of Oct. 31, 2013. Interest rates reset periodically.

∞	Fully or partially pledged as collateral for reverse repurchase agreements or borrowing transactions.

Δ	Securities have been classified by country of origin.

The following foreign currency exchange contracts, reverse repurchase agreements and futures contracts were outstanding at Oct. 31, 2013:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
TD	BRL	216,950	USD	(98,546)	12/6/13	$(2,526)
TD	CLP	18,154,866	USD	(35,752)	12/6/13	(501)
TD	IDR	218,615,430	USD	(20,314)	12/6/13	(1,121)
TD	MXN	1,932,345	USD	(148,494)	12/6/13	(724)
TD	MYR	315,150	USD	(100,594)	12/6/13	(1,003)
						$(5,875)

Reverse Repurchase Agreements

	Interest	Trade	Maturity	Face	Face Value Including
Counterparty	Rate	Date	Date	Value	Accrued Interest
BNP	0.40%	10/18/13	10/17/14	$(447,500)	$(447,550)
BNP	0.40%	10/18/13	10/17/14	(569,250)	(569,313)
					$(1,016,863)

Futures Contracts

		Notional			Unrealized
		Cost	Notional	Expiration	Appreciation
Contracts to Buy (Sell)		(Proceeds)	Value	Date	(Depreciation)
(10)	U.S. Treasury 10 yr Notes	$(1,262,001)	$(1,273,593)	1/1/14	$(11,592)
(5)	U.S. Treasury Long Bonds	(660,923)	(674,063)	1/1/14	(13,140)
		$(1,922,924)			$(24,732)

The use of foreign currency exchange contracts, reverse repurchase agreements and futures contracts involve elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

4     NQ-227 [10/13] 12/13 (11746)

Summary of abbreviations:
BNP – Banque Paribas
BRL – Brazilian Real
CLP – Chilean Peso
IDR – Indonesian Rupiah
MXN – Mexican Peso
MYR – Malaysian Ringgit
TD – Toronto Dominion Bank
USD – United States Dollar
yr – Year

NQ-227 [10/13] 12/13 (11746)     5

Notes
Delaware Emerging Markets Debt Fund	October 31, 2013 (Unaudited)

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Government Funds – Delaware Emerging Markets Fund (Fund). This report covers the period of time since the Fund’s inception on Sept. 30, 2013.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely- than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefits or expenses in the current period.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 31, 2013.

6     NQ-227 [10/13] 12/13 (11746)

Reverse Repurchase Agreements — The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain, in a segregated account cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements. The Fund will subject its investments in reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

Leverage — The Fund may employ leverage to attempt to take advantage of or increase the total return of attractive investment opportunities. The Fund may initiate leverage to the extent that the sum of aggregate borrowed funds and the notional value plus any gain or minus any loss of derivatives positions may not exceed an amount equal to 33 1/3 per cent of the Fund’s total assets, measured at the time the leverage is employed. To the extent that the Fund initiates leverage, such leverage may include reverse repurchase transactions. At Oct. 31, 2013, the Fund has borrowed $800,000 in addition to the reverse repurchase agreements disclosed in the schedule of investments. Securities pledged as collateral for these transactions have been identified in the schedule of investments.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

NQ-227 [10/13] 12/13 (11746)     7

Notes
Delaware Emerging Markets Debt Fund

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments

At Oct. 31, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At Oct. 31, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$19,374,566
Aggregate unrealized appreciation	$259,912
Aggregate unrealized depreciation	(39,944)
Net unrealized appreciation	$219,968

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

8     NQ-227 [10/13] 12/13 (11746)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2013:

	Level 1	Level 2	Total
Corporate Debt	$—	$15,576,813	$15,576,813
Foreign Debt	—	3,391,621	3,391,621
Closed-End Fund	215,100	—	215,100
Short-Term Investments	—	411,000	411,000

Total	$215,100	$19,379,434	$19,594,534
Reverse Repurchase Agreements	$—	$(1,816,750)	$(1,816,750)
Foreign Currency Exchange Contracts	—	(5,875)	(5,875)
Futures Contracts	(24,732)	—	(24,732)

During the period ended Oct. 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

NQ-227 [10/13] 12/13 (11746)     9

Notes
Delaware Emerging Markets Debt Fund

3. Derivatives (continued)

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

4. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

10     NQ-227 [10/13] 12/13 (11746)

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company, a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. During the period ended Oct. 31, 2013, the Fund had no securities out on loan.

5. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

NQ-227 [10/13] 12/13 (11746)     11

Notes
Delaware Emerging Markets Debt Fund

5. Credit and Market Risk (continued)

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Oct. 31, 2013, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

6. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Oct. 31, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

12     NQ-227 [10/13] 12/13 (11746)

Schedule of investments
Delaware Inflation Protection Bond Fund	October 31, 2013 (Unaudited)

	Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities – 19.29%
Ally Master Owner Trust
Series 2011-1 A1 1.044% 1/15/16•		3,000,000	$3,003,480
American Express Credit Account Master Trust
Series 2013-1 A 0.594% 2/16/21•		1,345,000	1,345,000
Cabela’s Master Credit Card Trust
Series 2012-1A A2 144A 0.704% 2/18/20#•		3,000,000	3,010,023
Chase Issuance Trust
Series 2012-A2 A2 0.444% 5/15/19•		1,000,000	997,923
Series 2012-A10 A10 0.434% 12/16/19•		3,000,000	2,985,462
Series 2013-A3 A3 0.454% 4/15/20•		5,000,000	4,975,580
Chesapeake Funding
Series 2012-2A A 144A 0.624% 5/7/24#•		2,450,000	2,445,659
Citibank Credit Card Issuance Trust
Series 2008-A6 A6 1.373% 5/22/17•		5,000,000	5,081,850
Series 2013-A1 A1 0.27% 4/24/17•		3,200,000	3,197,606
Citibank Omni Master Trust
Series 2009-A14A A14 144A 2.924% 8/15/18#•		1,500,000	1,528,613
Ford Credit Floorplan Master Owner Trust A
Series 2011-1 A2 0.774% 2/15/16•		3,670,000	3,674,371
Navistar Financial Dealer Note Master Trust
2013-2 A 144A 0.856% 9/25/18#•		1,000,000	1,000,000
Nissan Master Owner Trust Receivables
Series 2012-A A 0.644% 5/15/17•		1,800,000	1,803,235
Volkswagen Credit Auto Master Owner Trust
Series 2011-1A Note 144A 0.853% 9/20/16#•		3,275,000	3,299,323
Total Non-Agency Asset-Backed Securities
(cost $38,460,078)			38,348,125

Sovereign Bond – 3.22%Δ
United Kingdom – 3.22%
United Kingdom Gilt Inflation Linked 2.50% 4/16/20	GBP	1,080,000	6,399,677
Total Sovereign Bond (cost $6,126,661)			6,399,677

U.S. Treasury Obligations – 71.78%
U.S. Treasury Inflation Indexed Bond
0.75% 2/15/42∞		16,006,739	13,869,583
1.25% 4/15/14		994,599	1,008,223
2.50% 1/15/29		41,002,005	50,683,931
2.875% 5/15/43		3,544,000	3,041,195
U.S. Treasury Inflation Indexed Note
0.125% 4/15/16		4,768,020	4,900,628
0.125% 4/15/18		3,895,238	4,032,178
0.125% 1/15/23		32,666,858	31,959,914

NQ-556 [10/13] 12/13 (11740)     1

Schedule of investments
Delaware Inflation Protection Bond Fund

	Principal amount°	Value (U.S. $)
U.S. Treasury Obligations (continued)
U.S. Treasury Inflation Indexed Note
0.375% 7/15/23	20,501,592	$20,512,806
U.S. Treasury Inflation Note
2.50% 8/15/23	12,735,000	12,689,230
Total U.S. Treasury Obligations (cost $151,454,610)		142,697,688

Short-Term Investments – 2.69%
Repurchase Agreements – 2.69%
Bank of America
0.06%, dated 10/31/13, to be repurchased on 11/1/13,
repurchase price $1,333,191 (collateralized by U.S.
government obligations
0.625%-1.625% 7/15/14-1/15/15; market value $1,359,853)	1,333,189	1,333,189
BNP Paribas
0.08%, dated 10/31/13, to be repurchased on 11/1/13,
repurchase price $4,009,820 (collateralized by U.S.
government obligations
0.25%-3.875% 12/15/13-8/15/40; market value $4,090,007)	4,009,811	4,009,811
Total Short-Term Investments (cost $5,343,000)		5,343,000

Total Value of Securities – 96.98%
(cost $201,384,349)		192,788,490

Receivables and Other Assets Net of Liabilities – 3.02%		5,993,609
Net Assets – 100.00%		$198,782,099

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2013, the aggregate value of Rule 144A securities was $11,283,618, which represented 5.68% of the Fund’s net assets. See Note 5 in “Notes.”

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

•	Variable rate security. The rate shown is the rate as of Oct. 31, 2013. Interest rates reset periodically.

∞	Fully or partially pledged as collateral for futures contracts.

Δ	Securities have been classified by country of origin.

2     NQ-556 [10/13] 12/13 (11740)

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at Oct. 31, 2013:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	GBP	(4,023,250)	USD	6,511,786	12/6/13	$62,460

Futures Contracts

		Notional			Unrealized
		Cost	Notional	Expiration	Appreciation
Contracts to Buy (Sell)		(Proceeds)	Value	Date	(Depreciation)
(199)	U.S. Treasury Ultra Term Bond	$(27,723,935)	$(28,674,656)	1/1/14	$(950,721)

Swap Contracts

Inflation Swap Contracts2

			Unrealized
	Expiration		Appreciation
Notional Value	Date	Description	(Depreciation)
$7,200,000	4/24/43	Agreement with Barclays to receive the notional amount multiplied by the non-revised CPI and to pay the notional amount multiplied by the fixed rate of 2.866%.	$(231,940)
7,200,000	4/25/43	Agreement with Barclays to receive the notional amount multiplied by the non-revised CPI and to pay the notional amount multiplied by the fixed rate of 2.875%.	(246,757)
14,400,000	6/5/43	Agreement with Barclays to receive the notional amount multiplied by the non-revised CPI and to pay the notional amount multiplied by the fixed rate of 2.835%.	(325,379)
$28,800,000			$(804,076)

NQ-556 [10/13] 12/13 (11740)     3

Schedule of investments
Delaware Inflation Protection Bond Fund

Interest Rate Swap Contracts3

		Fixed	Floating
		Interest Rate	Interest Rate		Unrealized
Counterparty &		Received	Received	Termination	Appreciation
Referenced Obligation	Notional Value	(Paid)	(Paid)	Date	(Depreciation)
GSC
5 yr	$18,100,000	0.868%	0.238%	4/25/18	$301,609
LCH
5 yr	18,100,000	1.535%	0.273%	6/24/18	(185,245)
MSC
5 yr	18,100,000	0.873%	0.238%	4/26/18	298,511
					$414,875

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

2An inflation swap contract is a commitment to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments, where both payment streams are based on notional amounts, between counterparties. The change in value of inflation swap contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

3An interest rate swap agreement is an exchange of interest rates between counterparties. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Summary of abbreviations:
BAML – Bank of America Merrill Lynch
CPI – Consumer Price Index
GBP – British Pound Sterling
GSC – Goldman Sachs Capital
LCH – LCH. Clearnet Limited
MSC – Morgan Stanley Capital
USD – United States Dollar
yr – Year

4     NQ-556 [10/13] 12/13 (11740)

Notes
Delaware Inflation Protection Bond Fund	October 31, 2013 (Unaudited)

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Government Fund - Delaware Inflation Protected Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation — Debt securities, credit default swap (CDS) contracts, inflation swap contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government securities are valued at the mean between the bid and ask prices, which approximates fair value. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing, which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (July 31, 2010 – July 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 31, 2013.

NQ-556 [10/13] 12/13 (11740)     5

Notes
Delaware Inflation Protection Bond Fund

1. Significant Accounting Policies (continued)

To Be Announced Trades (TBA) — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued”, “delayed delivery”, “forward commitment”, or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Inflation-Indexed Bonds — The Fund invests in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statement of operations, even though investors do not receive their principal until maturity.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund expects to declare and pay dividends from net investment income monthly and distributions from net realized gain on investments, if any, at least annually, usually in December. The Fund may distribute more frequently, if necessary, for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

6     NQ-556 [10/13] 12/13 (11740)

2. Investments

At Oct. 31, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At Oct. 31, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$205,360,501
Aggregate unrealized appreciation	$987,242
Aggregate unrealized depreciation	(13,559,253)
Net unrealized depreciation	$(12,572,011)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

NQ-556 [10/13] 12/13 (11740)     7

Notes
Delaware Inflation Protection Bond Fund

2. Investments (continued)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2013:

	Level 1	Level 2	Level 3	Total
Agency, Asset Backed & Mortgage Backed
Securities[1]	$—	$37,348,125	$1,000,000	$38,348,125
Foreign Debt	—	6,399,677	—	6,399,677
Short-Term Investments	—	5,343,000	—	5,343,000
U.S. Treasury Obligation	—	142,697,688	—	142,697,688

Total	$—	$191,788,490	$1,000,000	$192,788,490
Foreign Currency Exchange Contracts	$—	$62,460	$—	$62,460
Futures Contracts	(950,721)	—	—	(950,721)
Swap Contracts	—	(389,201)	—	(389,201)

1 Security type is valued across multiple levels. The amounts attributed to level 2 investments and level 3 investments represent 97.39% and 2.61%, respectively, of the total market value of this security type. Level 2 investments represent investments with observable inputs while Level 3 investments represent investments without observable inputs.

During the period ended Oct. 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

8     NQ-556 [10/13] 12/13 (11740)

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at Oct. 31, 2013.

Swap Contracts — The Fund may enter into interest rate swap contracts, inflation swap contracts and CDS contracts in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s (S&P) or Baa3 by Moody’s Investors Service (Moody’s) or is determined to be of equivalent credit quality by the Manager.

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Notes
Delaware Inflation Protection Bond Fund

3. Derivatives (continued)

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having (1) a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading these instruments through a central counterparty for trades entered on or after June 10, 2013. For trades prior to June 10, 2013, the Fund posted $750,000 as cash collateral for certain open derivatives. Initial margin and variation margin is posted to the central counterparties for CDS basket trades submitted on or after June 10, 2013, as determined by the applicable central counterparty.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period Oct. 31, 2013, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

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CDS may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by trading these instruments through a central counterparty. No CDS contracts were outstanding at Oct. 31, 2013.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

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Notes
Delaware Inflation Protection Bond Fund

4. Securities Lending (continued)

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. During the period ended Oct. 31, 2013, the Fund had no securities out on loan.

5. Credit and Market Risk

The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected bonds issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund may invest up to 10% of its net assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

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The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insuranace policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Oct. 31, 2013, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

6. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Oct. 31, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

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Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: